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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-35101) of Northwest Pipeline Corporation and in the related Prospectus of our report dated February 26, 1999, with respect to the consolidated financial statements of Northwest Pipeline Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998.



                                                     /s/ Ernst & Young LLP


Tulsa, Oklahoma
March 29, 1999